UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2021

HOLLYFRONTIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood, Suite 1300 Dallas Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	HFC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On August 3, 2021, HollyFrontier Corporation (“HollyFrontier”) announced that it had entered into a Business Combination Agreement, dated as of August 2, 2021 (the “Business Combination Agreement”), by and among HollyFrontier, Hippo Parent Corporation (“New Parent”), Hippo Merger Sub, Inc. (“Parent Merger Sub”), The Sinclair Companies (“Sinclair HoldCo”) and Hippo Holding LLC (the “Target Company”). Pursuant to the Business Combination Agreement, HollyFrontier will acquire the Target Company by effecting (a) a holding company merger in accordance with Section 251(g) of the Delaware General Corporation Law whereby HollyFrontier will merge with and into Parent Merger Sub, with HollyFrontier surviving such merger as a direct wholly owned subsidiary of New Parent (the “HFC Merger”) and (b) immediately following the HFC Merger, a contribution whereby Sinclair HoldCo will contribute all of the equity interests of the Target Company to New Parent in exchange for shares of common stock of New Parent, par value $0.01 per share (“New Parent Common Stock”), resulting in the Target Company becoming a direct wholly owned subsidiary of New Parent (the “Sinclair Acquisition” and, collectively with the HFC Merger, the “HFC Transactions”). Immediately prior to the HFC Transactions, the transactions contemplated by that certain Contribution Agreement, dated as of August 2, 2021 (the “Contribution Agreement”), by and among Sinclair HoldCo, Sinclair Transportation Company and Holly Energy Partners, L.P. (the “Partnership”) will occur (the “HEP Transactions” and together with the HFC Transactions, the “Sinclair Transactions”).

On August 3, 2021, Michael C. Jennings, Chief Executive Officer and President of HollyFrontier (“Mr. Jennings”), sent a letter to HollyFrontier employees announcing HollyFrontier’s entry into the Business Combination Agreement. A copy of the letter sent to HollyFrontier employees is attached as Exhibit 99.1 to, and is incorporated by reference into, this Current Report on Form 8-K.

On August 3, 2021, Mr. Jennings sent a letter to Target Company employees announcing the Target Company’s entry into the Business Combination Agreement. A copy of the letter sent to Target Company employees is attached as Exhibit 99.2 to, and is incorporated by reference into, this Current Report on Form 8-K.

On August 3, 2021, Mr. Jennings sent a letter to Puget Sound Refinery employees announcing HollyFrontier’s entry into the Business Combination Agreement. A copy of the letter sent to Puget Sound Refinery employees is attached as Exhibit 99.3 to, and is incorporated by reference into, this Current Report on Form 8-K.

On August 3, 2021, Sinclair HoldCo issued a press release announcing Sinclair HoldCo’s entry into the Business Combination Agreement. A copy of the press release is attached as Exhibit 99.4 to, and is incorporated by reference into, this Current Report on Form 8-K.

On August 3, 2021, HollyFrontier hosted a conference call to discuss its entry into the Business Combination Agreement. A copy of the conference call transcript is attached as Exhibit 99.5 to, and is incorporated by reference into, this Current Report on Form 8-K.

On August 3, 2021, HEP filed with the Securities and Exchange Commission (“SEC”) a Form 8-K announcing HEP’s entry into the Contribution Agreement (the “HEP 8-K”). The HEP 8-K is attached as Exhibit 99.6 to, and is incorporated by reference into, this Current Report on Form 8-K.

Cautionary Statement Regarding Forward Looking Statements

This communication may contain or incorporate by reference statements or information that are, include or are based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations, intentions, beliefs or forecasts of future events or otherwise for the future, and can be identified by the fact that they relate to future actions, performance or results rather than relating strictly to historical or current facts. Words such as “anticipate(s),” “project(s),” “expect(s),” “plan(s),” “goal(s),” “forecast(s),” “strategy”, “intend(s),” “should,” “would,” “could,” “believe,” “may,” and variations of such words and other words and expressions of similar meaning are intended to identify such forward-looking statements. However, the absence of such words or other words and expressions of similar meaning does not mean that a statement is not forward-looking.

These forward-looking statements include, but are not limited to, statements regarding the acquisition by HollyFrontier and the Partnership of Sinclair Oil Corporation and Sinclair Transportation Company (collectively, “Sinclair”), statements regarding the acquisition by HollyFrontier of the Puget Sound Refinery from Shell (the “PSR Transaction”), pro forma descriptions of the combined companies and their operations, integration and transition plans, synergies, opportunities and anticipated future performance. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier and/or the Partnership, and they are not guarantees of future performance. These forward-looking statements are based on assumptions using currently available information and expectations as of the date thereof that HollyFrontier management believes are reasonable, but that involve certain risks and uncertainties and may prove inaccurate. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in these statements. Any differences could be caused by a number of factors including, but not limited to (i) HollyFrontier’s and the Partnership’s failure to successfully close the Sinclair Transactions or, once closed, integrate the operations of Sinclair with their existing operations and fully realize the expected synergies of the Sinclair Transactions or on the expected timeline; (ii) the satisfaction or waiver of the conditions precedent to the proposed Sinclair Transactions, including, without limitation, the receipt of the HollyFrontier stockholder approval for the issuance of New Parent Common Stock at closing and regulatory approvals (including clearance by antitrust authorities necessary to complete the Sinclair Transactions) on the terms and timeline desired, (iii) risks relating to the value of the shares of New Parent’s common stock and the value of the Partnership’s limited partner common units to be issued at the closing of the Sinclair Transactions from sales in anticipation of closing and by the Sinclair holders following the closing, (iv) legal proceedings that may be instituted against HollyFrontier or the Partnership following the announcement of the proposed Sinclair Transactions, (v) HollyFrontier’s failure to successfully close the PSR Transaction or, once closed, integrate the operations of the Puget Sound Refinery with its existing operations and fully realize the expected synergies of the PSR Transaction or on the expected timeline; (vi) disruption the Sinclair Transactions may cause to customers, vendors, business partners and HollyFrontier’s and the Partnership’s ongoing business, (vii) the extraordinary market environment and effects of the COVID-19 pandemic, including a significant decline in demand for refined petroleum products in the markets we serve, risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum or lubricant and specialty products in HollyFrontier’s and the Partnership’s markets, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products or lubricant and specialty products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to infection in the work force or in response to reductions in demand, effects of current and future governmental and environmental regulations and policies, including the effects of current and future restrictions on various commercial and economic activities in response to the COVID-19 pandemic, and (viii) other factors, including those listed in the most recent annual, quarterly and periodic reports of HollyFrontier and the Partnership filed with the SEC, whether or not related to either proposed transaction. All forward-looking statements included in this report are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, HollyFrontier and the Partnership undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HollyFrontier assumes no, and expressly disclaims any, duty or obligation to update or correct any forward-looking statement as a result of events, changes, effects, states of facts, conditions, circumstances, occurrences or developments subsequent to the date of this communication or otherwise, except as required by law. Readers are advised, however, to consult any further disclosures HollyFrontier makes in its filings with the SEC.

Additional Information and Where to Find It

The issuance of 60,230,036 shares of New Parent Common Stock in connection with the HFC Transactions (the “Sinclair Stock Consideration”) will be submitted to HollyFrontier’s stockholders for their consideration. In connection with the issuance of the Sinclair Stock Consideration, HollyFrontier will (i) prepare a proxy statement for HollyFrontier’s stockholders to be filed with the SEC, (ii) mail the proxy statement to its stockholders, and (iii) file other documents regarding the issuance of the Sinclair Stock Consideration and the proposed HFC Transactions with the SEC. This communication is not intended to be, and is not, a substitute for such filings or for any other document that HollyFrontier may file with the SEC in connection with the issuance of the Sinclair Stock

Consideration or the proposed HFC Transactions. SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when they become available) and any other documents filed or furnished by HollyFrontier with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from HollyFrontier by going to its investor relations page on its corporate web site at www.hollyfrontier.com.

Participants in Solicitation

HollyFrontier and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the issuance of the Sinclair Stock Consideration. Information about HollyFrontier’s directors and executive officers is set forth in its definitive proxy statement filed with the SEC on March 25, 2021. The proxy statement is available free of charge from the sources indicated above, and from HollyFrontier by going to its investor relations page on its corporate web site at www.hollyfrontier.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the issuance of the Sinclair Stock Consideration will be included in the proxy statement and other relevant materials HollyFrontier files with the SEC in connection with the proposed HFC Transactions.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Letter to employees of HollyFrontier Corporation, dated August 3, 2021

99.2	Letter to certain employees of The Sinclair Companies, dated August 3, 2021

99.3	Letter to employees of Puget Sound Refinery, dated August 3, 2021

99.4	Press Release of The Sinclair Companies, issued August 3, 2021

99.5	HollyFrontier Corporation Conference Call Transcript, dated August 3, 2021

99.6	Form 8-K filed by Holly Energy Partners, L.P. (incorporated by reference to Holly Energy Partners, L.P.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 3, 2021)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

Date: August 3, 2021	By:	/s/ Richard L. Voliva III
	Name:	Richard L. Voliva III
	Title:	Executive Vice President and Chief Financial Officer

Exhibit 99.1

This morning, HollyFrontier announced that we have entered into definitive agreements under which HollyFrontier and Holly Energy Partners will acquire Sinclair Oil Corporation and Sinclair Transportation Company from The Sinclair Companies (“Sinclair”). Through this agreement, subject to customary closing conditions and regulatory clearance, HollyFrontier will form a new parent company, named HF Sinclair Corporation (“HF Sinclair”), which will replace HollyFrontier as the public company trading on the NYSE.

This marks the first step into what will be a new and exciting era for us all. The transaction is expected to transform HollyFrontier by enhancing the scale, diversification and integration of our businesses. We believe by bringing the companies together, we will:

•	Complement our refining network with the addition of Sinclair’s two Rocky Mountain-based refineries

•	Advance our ESG commitment by increasing scale and accelerating the growth of our renewables business with the addition of Sinclair’s renewable diesel business

•	Expand Holly Energy Partners’ scale, with access to Sinclair’s network of finished product pipelines and storage, including an integrated system with connectivity to key crude hubs in the Rockies

Furthermore, the addition of Sinclair’s iconic brand and integrated distribution network will further diversify our business. At the time of closing, HF Sinclair will proudly transition to the historic dinosaur branding. This brand has a strong legacy and great brand value – largely considered one of the most recognizable brands in North America’s energy industry, with exceptional customer loyalty.

We believe that HF Sinclair will be well positioned to drive growth and value creation and build on our shared commitment to sustainability and ESG leadership. Importantly, like us, Sinclair prioritizes working safely and efficiently and they share our focus on putting people first. The transaction is expected to close mid-2022, and at that time, I look forward to coming together as HF Sinclair to begin a new chapter. Please remember, that until closing, we will continue to operate and maintain independent businesses.

We are committed to keeping employees informed of relevant developments as we move forward. I understand that you may have questions about what this announcement means for you and for our company. I encourage you to listen to the HollyFrontier earnings call, scheduled for 7:30 a.m. CDT, Tuesday, August 3 – which will be available online. Also, during our employee quarterly call, scheduled tomorrow (Wednesday, August 4) at 9 a.m. CDT, we will walk you through the details of this transaction as well as answer any questions you may have.

As always, I ask everyone to keep safety as your top priority. While we may be occupied with the news at hand, nothing is more important than the safety of our people and communities. Thank you for your hard work and dedication to HollyFrontier.

Thank you,

Copyright © 2021 HollyFrontier Corporation. All rights reserved.

Confidential—for internal use only.

Statements contained herein that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,” “strategy”, “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding our plans and objectives for future operations are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the acquisition by HollyFrontier and HEP of Sinclair Oil Corporation and Sinclair Transportation Company (collectively, “Sinclair”, and such transactions, the “Sinclair Transactions”), pro forma descriptions of the combined companies and their operations, integration and transition plans, synergies, opportunities and anticipated future performance. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier and/or HEP, and they are not guarantees of future performance. These forward-looking statements are based on assumptions using currently available information and expectations as of the date thereof that HollyFrontier and HEP management believe are reasonable, but that involve certain risks and uncertainties and may prove inaccurate. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in these statements. Any differences could be caused by a number of factors including, but not limited to (i) the failure of HollyFrontier and HEP to successfully close the Sinclair Transactions or, once closed, integrate the operations of Sinclair with their existing operations and fully realize the expected synergies of the Sinclair Transactions or on the expected timeline; (ii) the satisfaction or waiver of the conditions precedent to the proposed Sinclair Transactions, including, without limitation, the receipt of the HollyFrontier stockholder approval for the issuance of HF Sinclair common stock at closing and regulatory approvals (including clearance by antitrust authorities necessary to complete the Sinclair Transactions) on the terms and timeline desired, (iii) risks relating to the value of the shares of HF Sinclair’s common stock and the value of HEP’s common units to be issued at the closing of the Sinclair Transactions from sales in anticipation of closing and from sales by the Sinclair holders following the closing, (iv) legal proceedings that may be instituted against HollyFrontier or HEP following the announcement of the proposed Sinclair Transactions, (v) HollyFrontier’s failure to successfully close its recently announced Puget Sound Refinery transaction or, once closed, integrate the operations of the Puget Sound Refinery with its existing operations and fully realize the expected synergies of the Puget Sound Refinery Transaction or on the expected timeline; (vi) disruption the Sinclair Transaction may cause to customers, vendors, business partners and HollyFrontier’s and HEP’s ongoing business, (vii) the extraordinary market environment and effects of the COVID-19 pandemic, including a significant decline in demand for refined petroleum products in the markets we serve, risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum or lubricant and specialty products in HollyFrontier’s and HEP’s markets, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products or lubricant and specialty products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to infection in the work force or in response to reductions in demand, effects of current and future governmental and environmental regulations and policies, including the effects of current and future restrictions on various commercial and economic activities in response to the COVID-19 pandemic, and (viii) other factors, including those listed in the most recent annual, quarterly and periodic reports of HollyFrontier and HEP filed with the Securities and Exchange Commission (“SEC”), whether or not related to either proposed transaction. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, HollyFrontier and HEP undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

The issuance of shares of HF Sinclair common stock to Sinclair in the proposed transactions (the “Sinclair Stock Consideration”) will be submitted to HollyFrontier’s stockholders for their consideration. In connection with the issuance of the Sinclair Stock Consideration, HollyFrontier will (i) prepare a proxy statement for HollyFrontier’s stockholders to be filed with the SEC, (ii) mail the proxy statement to its stockholders, and (iii) file other documents regarding the issuance of the Sinclair Stock Consideration and the proposed transactions with the SEC. This communication is not intended to be, and is not, a substitute for such filings or for any other document that HollyFrontier may file with the SEC in connection with the issuance of the Sinclair Stock Consideration or the proposed transactions. SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when they become available) and any other documents filed or furnished by HollyFrontier with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from HollyFrontier by going to its investor relations page on its corporate web site at www.hollyfrontier.com.

Participants in Solicitation

HollyFrontier and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the issuance of the Sinclair Stock Consideration. Information about HollyFrontier’s directors and executive officers is set forth in its definitive proxy statement filed with the SEC on March 25, 2021. The proxy statement is available free of charge from the sources indicated above and from HollyFrontier by going to its investor relations page on its corporate web site at www.hollyfrontier.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the issuance of the Sinclair Stock Consideration will be included in the proxy statement and other relevant materials HollyFrontier files with the SEC in connection with the proposed transactions.

Exhibit 99.2

On behalf of our Executive Leadership Team and our employees, I want to take this opportunity to let you know how excited we are to bring together our two, successful organizations to form HF Sinclair Corporation (“HF Sinclair”).

Today begins what I believe will be a new, transformative chapter for us all. Guided by our similar cultural values, I am confident that HF Sinclair will be well positioned to drive growth and value creation and build on our commitments to sustainability and ESG leadership.

I see incredible value in the employees and assets of Sinclair. Together, we will strengthen the success of our business through an expanded refining footprint, an integrated distribution network, a leading renewable diesel position and a growing lubricants and specialties business.

We expect the transaction to close mid-2022, subject to customary closing conditions and regulatory clearance, and I look forward to being acquainted with you soon.

Please know that we are committed to continuing the strong legacy fostered by Carol Holding, her late husband, Earl, and the Holding family, of caring for others and knowing that employees are key to the success of any business. We will continue to focus on safety and sustainability – two important areas in which Sinclair employees have demonstrated excellence. I am excited to work with you as we continue to build a bright future for this business.

Thank you,

Copyright © 2021 HollyFrontier Corporation. All rights reserved.

Confidential—for internal use only.

Statements contained herein that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,” “strategy”, “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding our plans and objectives for future operations are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the acquisition by HollyFrontier and HEP of Sinclair Oil Corporation and Sinclair Transportation Company (collectively, “Sinclair”, and such transactions, the “Sinclair Transactions”), pro forma descriptions of the combined companies and their operations, integration and transition plans, synergies, opportunities and anticipated future performance. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier and/or HEP, and they are not guarantees of future performance. These forward-looking statements are based on assumptions using currently available information and expectations as of the date thereof that HollyFrontier and HEP management believe are reasonable, but that involve certain risks and uncertainties and may prove inaccurate. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in these statements. Any differences could be caused by a number of factors including, but not limited to (i) the failure of HollyFrontier and HEP to successfully close the Sinclair Transactions or, once closed, integrate the operations of Sinclair with their existing operations and fully realize the expected synergies of the Sinclair Transactions or on the expected timeline; (ii) the satisfaction or waiver of the conditions precedent to the proposed Sinclair Transactions, including, without limitation, the receipt of the HollyFrontier stockholder approval for the issuance of HF Sinclair common stock at closing and regulatory approvals (including clearance by antitrust authorities necessary to complete the Sinclair Transactions) on the terms and timeline desired, (iii) risks relating to the value of the shares of HF Sinclair’s common stock and the value of HEP’s common units to be issued at the closing of the Sinclair Transactions from sales in anticipation of closing and from sales by the Sinclair holders following the closing, (iv) legal proceedings that may be instituted against HollyFrontier or HEP following the announcement of the proposed Sinclair Transactions, (v) HollyFrontier’s failure to successfully close its recently announced Puget Sound Refinery transaction or, once closed, integrate the operations of the Puget Sound Refinery with its existing operations and fully realize the expected synergies of the Puget Sound Refinery Transaction or on the expected timeline; (vi) disruption the Sinclair Transaction may cause to customers, vendors, business partners and HollyFrontier’s and HEP’s ongoing business, (vii) the extraordinary market environment and effects of the COVID-19 pandemic, including a significant decline in demand for refined petroleum products in the markets we serve, risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum or lubricant and specialty products in HollyFrontier’s and HEP’s markets, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products or lubricant and specialty products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to infection in the work force or in response to reductions in demand, effects of current and future governmental and environmental regulations and policies, including the effects of current and future restrictions on various commercial and economic activities in response to the COVID-19 pandemic, and (viii) other factors, including those listed in the most recent annual, quarterly and periodic reports of HollyFrontier and HEP filed with the Securities and Exchange Commission (“SEC”), whether or not related to either proposed transaction. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, HollyFrontier and HEP undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

The issuance of shares of HF Sinclair common stock to Sinclair in the proposed transactions (the “Sinclair Stock Consideration”) will be submitted to HollyFrontier’s stockholders for their consideration. In connection with the issuance of the Sinclair Stock Consideration, HollyFrontier will (i) prepare a proxy statement for HollyFrontier’s stockholders to be filed with the SEC, (ii) mail the proxy statement to its stockholders, and (iii) file other documents regarding the issuance of the Sinclair Stock Consideration and the proposed transactions with the SEC. This communication is not intended to be, and is not, a substitute for such filings or for any other document that HollyFrontier may file with the SEC in connection with the issuance of the Sinclair Stock Consideration or the proposed transactions. SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when they become available) and any other documents filed or furnished by HollyFrontier with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from HollyFrontier by going to its investor relations page on its corporate web site at www.hollyfrontier.com.

Participants in Solicitation

HollyFrontier and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the issuance of the Sinclair Stock Consideration. Information about HollyFrontier’s directors and executive officers is set forth in its definitive proxy statement filed with the SEC on March 25, 2021. The proxy statement is available free of charge from the sources indicated above and from HollyFrontier by going to its investor relations page on its corporate web site at www.hollyfrontier.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the issuance of the Sinclair Stock Consideration will be included in the proxy statement and other relevant materials HollyFrontier files with the SEC in connection with the proposed transactions.

Exhibit 99.3

This morning, HollyFrontier Corporation (“HollyFrontier”) announced that we have entered into definitive agreements under which HollyFrontier and Holly Energy Partners will acquire Sinclair Oil Corporation and Sinclair Transportation Company from The Sinclair Companies (“Sinclair”). Through this agreement, subject to customary closing conditions and regulatory clearance, HollyFrontier will form a new parent company, named HF Sinclair Corporation (“HF Sinclair”), which will replace HollyFrontier as the public company trading on the NYSE.

Please know that this announcement is not expected to affect the anticipated closing of the Puget Sound Refinery (PSR) acquisition. Nor does it change our commitment to continuing the strong legacy of safe and reliable operations, and positive community relations at PSR. The information we have shared remains the same, and at the close of the transition, we look forward to you becoming HollyFrontier employees. We continue to expect the transaction between Shell and HollyFrontier to close in the fourth quarter of 2021, subject to customary closing conditions.

Our transaction with Sinclair announced today will advance HollyFrontier’s commitment to the renewables business and, in addition to the Puget Sound Refinery, will complement our refining network. It will also extend the reach of Holly Energy Partners, with access to key crude hubs through finished product pipelines and storage.

In addition, it will further diversify our business with the addition of Sinclair’s iconic brand and integrated distribution network. At the time of closing, the new HF Sinclair entity will proudly transition to the historic dinosaur branding. This brand has a strong legacy and great brand value – largely considered one of the most recognizable brands in North America’s energy industry, with exceptional customer loyalty.

The Sinclair transaction is expected to close mid-2022, and at that time, I look forward beginning a new chapter, with continued focused on employees, safety, sustainability and delivering value to our stakeholders. I hope you share my excitement for what this news brings for the future.

Thank you,

Copyright © 2021 HollyFrontier Corporation. All rights reserved.

Confidential—for internal use only.

Statements contained herein that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,” “strategy”, “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding our plans and objectives for future operations are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the acquisition by HollyFrontier and HEP of Sinclair Oil Corporation and Sinclair Transportation Company (collectively, “Sinclair”, and such transactions, the “Sinclair Transactions”), pro forma descriptions of the combined companies and their operations, integration and transition plans, synergies, opportunities and anticipated future performance. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier and/or HEP, and they are not guarantees of future performance. These forward-looking statements are based on assumptions using currently available information and expectations as of the date thereof that HollyFrontier and HEP management believe are reasonable, but that involve certain risks and uncertainties and may prove inaccurate. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in these statements. Any differences could be caused by a number of factors including, but not limited to (i) the failure of HollyFrontier and HEP to successfully close the Sinclair Transactions or, once closed, integrate the operations of Sinclair with their existing operations and fully realize the expected synergies of the Sinclair Transactions or on the expected timeline; (ii) the satisfaction or waiver of the conditions precedent to the proposed Sinclair Transactions, including, without limitation, the receipt of the HollyFrontier stockholder approval for the issuance of HF Sinclair common stock at closing and regulatory approvals (including clearance by antitrust authorities necessary to complete the Sinclair Transactions) on the terms and timeline desired, (iii) risks relating to the value of the shares of HF Sinclair’s common stock and the value of HEP’s common units to be issued at the closing of the Sinclair Transactions from sales in anticipation of closing and from sales by the Sinclair holders following the closing, (iv) legal proceedings that may be instituted against HollyFrontier or HEP following the announcement of the proposed Sinclair Transactions, (v) HollyFrontier’s failure to successfully close its recently announced Puget Sound Refinery transaction or, once closed, integrate the operations of the Puget Sound Refinery with its existing operations and fully realize the expected synergies of the Puget Sound Refinery Transaction or on the expected timeline; (vi) disruption the Sinclair Transaction may cause to customers, vendors, business partners and HollyFrontier’s and HEP’s ongoing business, (vii) the extraordinary market environment and effects of the COVID-19 pandemic, including a significant decline in demand for refined petroleum products in the markets we serve, risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum or lubricant and specialty products in HollyFrontier’s and HEP’s markets, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products or lubricant and specialty products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to infection in the work force or in response to reductions in demand, effects of current and future governmental and environmental regulations and policies, including the effects of current and future restrictions on various commercial and economic activities in response to the COVID-19 pandemic, and (viii) other factors, including those listed in the most recent annual, quarterly and periodic reports of HollyFrontier and HEP filed with the Securities and Exchange Commission (“SEC”), whether or not related to either proposed transaction. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, HollyFrontier and HEP undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

The issuance of shares of HF Sinclair common stock to Sinclair in the proposed transactions (the “Sinclair Stock Consideration”) will be submitted to HollyFrontier’s stockholders for their consideration. In connection with the issuance of the Sinclair Stock Consideration, HollyFrontier will (i) prepare a proxy statement for HollyFrontier’s stockholders to be filed with the SEC, (ii) mail the proxy statement to its stockholders, and (iii) file other documents regarding the issuance of the Sinclair Stock Consideration and the proposed transactions with the SEC. This communication is not intended to be, and is not, a substitute for such filings or for any other document that HollyFrontier may file with the SEC in connection with the issuance of the Sinclair Stock Consideration or the proposed transactions. SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when they become available) and any other documents filed or furnished by HollyFrontier with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from HollyFrontier by going to its investor relations page on its corporate web site at www.hollyfrontier.com.

Participants in Solicitation

HollyFrontier and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the issuance of the Sinclair Stock Consideration. Information about HollyFrontier’s directors and executive officers is set forth in its definitive proxy statement filed with the SEC on March 25, 2021. The proxy statement is available free of charge from the sources indicated above and from HollyFrontier by going to its investor relations page on its corporate web site at www.hollyfrontier.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the issuance of the Sinclair Stock Consideration will be included in the proxy statement and other relevant materials HollyFrontier files with the SEC in connection with the proposed transactions.

Exhibit 99.4

Sinclair Oil Corporation to Combine Refining and Logistics Assets and Related Operations

with HollyFrontier Corporation and Holly Energy Partners, L.P.

SALT LAKE CITY – Aug. 3, 2021 – The Sinclair Companies, a privately held company that wholly owns Sinclair Oil Corporation, today announced that it has entered into definitive agreements to combine substantially all of Sinclair Oil’s refining, renewable diesel, and logistics assets with those of HollyFrontier Corporation (NYSE:HFC) (“HollyFrontier”) and Holly Energy Partners, L.P. (NYSE:HEP) (“HEP”), a HollyFrontier-affiliated midstream master limited partnership. As part of the transaction, HollyFrontier will form a new parent company called “HF Sinclair Corporation” (“HF Sinclair”), which will replace HollyFrontier as the public company trading on the NYSE.

Under the agreements, Sinclair Oil’s branded marketing business and all related commercial activities and its refineries and related operations and assets in Casper and Sinclair, Wyoming, will combine with HollyFrontier. Sinclair Oil’s logistics and storage assets, including approximately 1,200 miles of pipelines, two crude oil terminals and eight light product terminals, will combine with HEP. It is expected that the vast majority of Sinclair Oil employees will be invited to continue in their positions following the combination. The transaction does not include exploration and production assets owned by Sinclair Oil & Gas Company.

The Sinclair Companies has great confidence in the merits of this transaction and is enthusiastic about the future of HF Sinclair. The Sinclair Companies will receive approximately 60.2 million shares of HF Sinclair common stock and 21 million HEP common units, equating to ownership of approximately 26.75% of HF Sinclair and 16.6% of HEP following the closing of the transaction. Upon completion of the transaction, The Sinclair Companies will have the right to nominate two representatives to the HF Sinclair Board of Directors and one representative to the HEP Board of Directors at the closing.

“As the oil and gas industry has evolved in recent years, we have carefully considered how best to position Sinclair Oil’s refinery and logistics assets and their related operations for the future,” said Ross Matthews, Sinclair Oil Chairman and Chief Executive Officer. “We’re confident these businesses—and the dedicated employees who operate them—will continue to thrive under this new ownership structure. We expect these businesses will benefit significantly from HollyFrontier’s and HEP’s operational expertise, their network of refineries and midstream assets in the Western U.S., and the flexibilities that come with being part of a larger organization. Sinclair Oil’s employees bring a wealth of talent and capability, including in the production of renewable diesel, which will be an important and growing line of business for HF Sinclair. Sinclair Oil also adds to HF Sinclair an outstanding and extremely successful brand marketing team. The transaction will help accelerate the ongoing rapid expansion of our Sinclair Oil-branded retail sites and the iconic DINO brand.”

“We also believe that HollyFrontier and HEP are an excellent cultural fit, with a shared commitment to integrity and respect for our employees, our communities and the environment,” Mr. Matthews explained. “We anticipate a seamless transition for our employees, distributors and other stakeholders following the closing of the transaction.”

Carol Holding, Chairman of The Sinclair Companies, added, “My husband, Earl, and I have always known that employees are the key to our Company’s success. I am grateful for the efforts of each of the people who have worked alongside of us. Together, we have dreamed impossible dreams and many came true. Combining our strong and healthy oil business with this great team at HollyFrontier and HEP is our way of providing continued growth and new opportunities for our employees. I am proud of the reputation we have for hard work, honesty and integrity. I know these will be important values at HF Sinclair, where our people will continue to serve with pride.”

“This is the beginning of a new chapter for Sinclair Oil. But it is anything but the end of the road for The Sinclair Companies’ involvement in the oil industry,” Mr. Matthews continued. “The Sinclair Companies will be a significant shareholder of both HF Sinclair and HEP and actively involved in both companies’ boards. Sinclair Oil is deeply proud of the role it has played—since 1916—in growing the U.S. energy sector, fueling our country’s economy and providing outstanding domestic manufacturing jobs for the American people. The Sinclair Companies and its ownership are so pleased to be continuing in these traditions as part of HF Sinclair.”

The transaction, which is expected to close mid-2022, is subject to the satisfaction of customary closing conditions, including applicable regulatory clearance.

Tudor, Pickering, Holt & Co. is serving as financial advisor to Sinclair and Vinson & Elkins LLP is serving as its legal counsel.

About Sinclair Oil Corporation

Sinclair Oil is a privately held Wyoming company with offices in Salt Lake City and more than 1,200 employees across several states. Sinclair Oil owns and operates two refineries in Wyoming, along with a network of both crude oil and finished-product pipelines and terminals in the Rocky Mountain and midcontinent regions. Through a subsidiary, Wyoming Renewable Diesel Company, Sinclair Oil has been producing renewable diesel since early 2018. The Company markets fuel in 19 states, supplying high-quality fuels to more than 1,300 branded stations, featuring DINOCARE™ TOP TIER™ Gasoline. The Company also licenses the use of the Sinclair brand at more than 300 locations throughout the country in areas where it does not have a supply capability. Sinclair Oil and Gas Company manages its exploration and production portfolios by only participating in major oil and gas development projects in the United States. For more information, visit SinclairOil.com and follow the brand on Facebook, Twitter and Instagram.

Additional Information and Where to Find It

The issuance of shares of HF Sinclair common stock to Sinclair in the proposed transactions (the “Sinclair Stock Consideration”) will be submitted to HollyFrontier’s stockholders for their consideration. In connection with the issuance of the Sinclair Stock Consideration, HollyFrontier will (i) prepare a proxy statement for HollyFrontier’s stockholders to be filed with the Securities and Exchange Commission (the “SEC”), (ii) mail the proxy statement to its stockholders, and (iii) file other documents regarding the issuance of the Sinclair Stock Consideration and the proposed transactions with the SEC. This communication is not intended to be, and is not, a substitute for such filings or for any other document that HollyFrontier may file with the SEC in connection with the issuance of the Sinclair Stock Consideration or the proposed transactions. HOLLYFRONTIER SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when they become available) and any other documents filed or furnished by HollyFrontier with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, HollyFrontier security holders will be able to obtain free copies of the proxy statement from HollyFrontier by going to its investor relations page on its corporate web site at www.hollyfrontier.com.

Participants in Solicitation

HollyFrontier and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the issuance of the Sinclair Stock Consideration. Information about HollyFrontier’s directors and executive officers is set forth in its definitive proxy statement filed with the SEC on March 25, 2021. The proxy statement is available free of charge from the sources indicated above and from HollyFrontier by going to its investor relations page on its corporate web site at www.hollyfrontier.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the issuance of the Sinclair Stock Consideration will be included in the proxy statement and other relevant materials HollyFrontier files with the SEC in connection with the proposed transactions.

Contacts

Adam Suess

Vice President, Government and External Relations and Counsel, The Sinclair Companies

801-526-3754

Media

Ed Trissel / Clayton Erwin

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Adam Suess

Vice President, Government and External Relations and Counsel, The Sinclair Companies

801-526-3754

Exhibit 99.5

Raw Transcript

03-Aug-2021

HollyFrontier Corp. (HFC)

Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair Transportation Company

Total Pages: 29
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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

CORPORATE PARTICIPANTS

Craig Biery	Timothy Go
Vice President-Investor Relations, HollyFrontier Corp.	Executive Vice President & Chief Operating Officer, HollyFrontier Corp.

Michael C. Jennings	Thomas G. Creery
Chief Executive Officer, President & Director, HollyFrontier Corp.	President-HollyFrontier Refining & Marketing, HollyFrontier Corp.

Richard Lawrence Voliva	Bruce A. Lerner
President, HollyFrontier Corp.	President-HollyFrontier Lubricants & Specialties, HollyFrontier Corp.

OTHER PARTICIPANTS

Ryan M. Todd	Manav Gupta
Analyst, Piper Sandler & Co.	Analyst, Credit Suisse Securities (USA) LLC

Theresa Chen	Kalei Akamine
Analyst, Barclays Capital, Inc.	Analyst, Bank of America Merrill Lynch

Paul Y. Cheng	Jason Gabelman
Analyst, Scotia Capital (USA), Inc.	Analyst, Cowen and Company, LLC

Phil Gresh
Analyst, JPMorgan Securities LLC

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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

MANAGEMENT DISCUSSION SECTION

Operator: Good morning and welcome to HollyFrontier’s and Holly Energy Partners Investor Conference Call. At this time, all participants have been placed in listen-only made. The call begin – will open for your questions following the presentation. As a reminder, this conference call is being recorded and the press release and slide presentation regarding today’s announcements are available on the Investor Relations section of the HollyFrontier and Holly Energy Partners websites. The archived replay can also be accessed on both websites following the call.

I will now turn the call over to your host, Craig Biery, Vice President of Investor Relations. Mr. Biery, you may now begin.

Craig Biery

Vice President-Investor Relations, HollyFrontier Corp.

Thank you, Loryn. Good morning, everyone, and thank you for joining us. On the call with me today are Mike Jennings, Chief Executive Officer and President of HollyFrontier and Chief Executive Officer of Holly Energy Partners; and Rich Voliva, Executive Vice President and Chief Financial Officer of HollyFrontier and President of Holly Energy Partners. We are also joined by Tim Go, Executive Vice President and Chief Operating Officer of HollyFrontier; and Tom Creery, President of HollyFrontier Renewables.

Before we proceed with remarks, please note the Safe Harbor disclosure statement in today’s press release. In summary, if such statements are made regarding management expectations, judgments or predictions or forward-looking statements, these statements are intended to be covered under the Safe Harbor provisions of federal security laws.

There are many factors that could cause results to differ from expectations including those noted in our SEC filings. The call also may include discussion of non-GAAP measures. Please see the earnings press release for reconciliations to get financial measures. Also, please note any time sensitive information provided on today’s call may no longer be accurate at the time of any webcast replay or rereading of the transcript.

And with that, I’ll turn the call over to my Mike Jennings.

Michael C. Jennings

Chief Executive Officer, President & Director, HollyFrontier Corp.

Hey. Thanks, Craig, and good morning, everyone. We are thrilled to share the news this morning that

HollyFrontier Corporation and Holly Energy Partners have entered into definitive agreements with the Sinclair companies. In light of that, we’ll be doing things a little differently on the call today. Rich and I will first walk through the transactions and the expected benefits they will create for HollyFrontier, Holly Energy Partners, and our shareholders. After that, Rich will briefly review HFC and HEP’s results for the quarter before we turn it over for questions.

Starting on slide 3, to put it simply, the acquisition of Sinclair’s assets will be transformative for both HollyFrontier and Holly Energy Partners. It diversifies and scale HollyFrontier’s portfolio with the addition of Sinclair’s iconic brands and integrated distribution network, its renewable diesel business which was a first-mover in the space, and its two complementary refineries in the Rocky Mountain region.

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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

And we expect it will strengthen our financial position, increasing our earnings cash flow and free cash flow within the first year, positioning us to increase returns to shareholders while we deepen our commitment to ESG and sustainability. For HEP too, this transformative transaction provide strategic and financial benefits. With the addition of Sinclair’s integrated network of pipelines and storage facilities, HEP will have the scale and incremental earnings power to capture new growth opportunities and focus on increasing returns to unitholders.

Turning to slide 4, this transaction follows a decade of growth since the merger of Holley and Frontier. We’ve spent the greater part of that period expanding our refining business, building our renewables business, establishing and growing our lubricants business, and benefiting from our interest in Holly Energy Partners.

Since 2011, we’ve returned more than $3.6 billion in cash through special and regular dividend, and an additional $2.3 billion through share repurchases. Similar to our 2011 merger, we believe these transactions with Sinclair represent an inflection point for our company. We know the holding family well and have deep respect for the brand and the business they and generations of Sinclair employees have built over the last century plus. We’re pleased that Sinclair will retain a significant stake in our combined companies. And we’re incredibly excited about beginning this next chapter as HF Sinclair.

I’ll turn now to a brief overview of the details of the transactions on slide 5. First, the HollyFrontier transaction. HollyFrontier is acquiring Sinclair’s branded marketing business and all commercial activities related thereto, which build upon an iconic brand with exceptional customer loyalty. Also, Sinclair’s renewable diesel business and Sinclair’s two Rocky Mountain-based refineries. Sinclair’s hospitality ranching and upstream oil and gas businesses are not part of this transaction. HollyFrontier will create a new publicly traded holding company named HF Sinclair Corporation. Sinclair shareholders will receive approximately 60.2 million shares in the newly formed HF Sinclair equal to 26.75% of the company.

HollyFrontier’s existing shareholders will own 73.25% of the equity or approximately 164.9 million shares of the common stock of HF Sinclair. As a result, each outstanding share of HollyFrontier common stock will convert into one share of HF Sinclair common stock at the closing. The all-stock transaction has a value of $1.8 billion based on HollyFrontier’s closing stock price on July 30, 2021, and Sinclair comes with no debt. Upon closing, HollyFrontier’s existing senior management tea will operate the combined company and Sinclair has been granted the right to nominate two directors to HF Sinclair Board of Directors at the closing. The transaction is expected to close in mid-2022.

And now, I’ll turn the call to Rich.

Richard Lawrence Voliva

President, HollyFrontier Corp.

Thank you, Mike. Good morning, everybody. Turning to slide 6, HEP will acquire Sinclair’s integrated crude and refined product pipeline internal assets comprised of 1,200 of pipeline, eight product terminals, and two crude terminals with 4.5 million barrels of operating storage. It will also acquire Sinclair’s interest in three midstream joint ventures for crude gathering and product off-take including Powder Flats Pipeline, Pioneer Pipeline, and the remaining interest in the UNEV Pipeline of which we already own a significant stake.

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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

Critically, this transaction provides additional scale and earnings power to HEP. It’s expected add $70 million to $80 million of annual EBITDA.

Over 75% of the revenue on these assets will be supported by long-term minimum volume commitments HF Sinclair. Under the terms of the HEP transaction, Sinclair shareholders will receive $21 million HEP common units and $325 million of cash for total consideration of $758 million based on HEP’s closing price on July 30, 2021. On closing of the acquisition, HEP’s existing senior management team will continue to operate the company and Sinclair has been granted the right to nominate one director for the HEP board at closing.

The HEP transaction is also expected to close in mid-2022.

Unverified Participant

Thanks, Rich. So, turning to slide 7, HF Sinclair will be well-positioned for the next decade and beyond. We expect to generate shareholder value through strong free cash flow, increased earnings per share as well as realizing synergies all of which underpin a commitment to deliver enhanced cash returns to shareholders and will fuel our continued growth.

Moving to slide 8. HollyFrontier and Sinclair share a common philosophy on commitments to environmental stewardship, sustainability, and strong corporate governance that will endure and be strengthened within HF Sinclair. The transaction will increase the scale of our renewable diesel business. This is a critical step forward as we diversify our business for a low carbon future. Our cultures also share a deep commitment to safety which is important to us as we strive every day to put our people first, do right by our communities, and manage risk.

We also take very seriously the responsibility for supplying the exceptional products that provide our customers with mobility and quality of life. And at the governance level, our board is equipped with the right mix of skills and experience to oversee the company and ensure we are delivering for our shareholders and our other stakeholders.

Turning to slide 9. You can clearly see how we are creating scale in our geographies, diversifying our business, and building an integrated business with a strong marketing presence. With that in mind, I want to take some time walking through why these individual businesses are a complementary fit with our existing business. And then, [indiscernible] 00:09:46 some of the compelling strategic benefits of this acquisition.

On slide 10, I’ll begin with the marketing branded business.

By add – by adding a branded wholesale business, the combined company will have a significant base business and the opportunity to grow this iconic brand across a range of HF Sinclair products and geographies through a consistent sales channel. The Sinclair dinosaur known as Dino is one of the industry’s most recognized symbols and will represent the brand for HF Sinclair.

We’re thrilled to bring onboard Sinclair’s marketing team who will help us to manage and grow our footprint of over 300 distributors and 1,500 branded locations across 30 states with over 2 billion gallons of annual branded fuel sales. The marketing business provides significant renewable identification or RIN generation through Sinclair’s integrated product distribution network. The addition of the branded marketing business also provides the consistent sales channel for produced fuels with stable margins as well as additional earnings from brand licensing and credit card programs.

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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

Turning now to renewables on slide 11. Sinclair was a first mover in this space. Its renewable diesel unit co-located at its Sinclair Wyoming refinery has been operational since 2018 and was recently expanded to produce 10,000 barrels per day. Sinclair is also currently in the process of constructing a pretreatment unit allowing for further feedstock advantage and flexibility.

Feedstock flexibility generates higher low carbon fuel standard value through lower carbon intensity while also mitigating single feedstock risk. The pretreatment unit is expected to be completed in mid-2022. The combined renewable diesel business will have the scale and size to support logistical procurement, EBITDA and operational synergies and will enhance our ESG profile as we help to facilitate a clean energy transition. Together, we will be a leading producer of renewable diesel in the US with three renewable diesel production facilities with an anticipated production of approximately 380 million gallons annually.

Beyond the facilities, the Sinclair team brings significant renewables expertise that we intend to leverage and to capture further synergy opportunities. In short, this is a key part of the transaction. With Sinclair, we are standing in a fast-growing segment and we will have additional size and scale to support logistical, procurement, feedstock and operational synergies.

Turning to the refining business on slide 12, we are adding two refineries that are complementary to

HollyFrontier’s existing refinery network, expanding the company’s combined footprint in the Rocky Mountain region. Together, the Sinclair and gas refineries add almost 125,000 barrels per day of operating capacity and approximately 5.2 million barrels of storage.

The Sinclair refinery distributes products by pipelines to Denver and Salt Lake City and the Casper refinery delivers products across the Eastern Rocky Mountain region and South Dakota. Like HollyFrontier’s existing refineries, the Sinclair refineries are feedstock advantage given their northern tier access to Canadian and Rocky Mountain crudes. Each refinery has the complexity to convert discounted crude oils into a high percentage of gasoline, diesel and other high value refined products.

Looking at our combined refining network, we will feature seven complex refineries in the mid-continent, southwest, Rocky Mountain and Pacific Northwest regions with the combined crude and oil processing capacity or 678,000 barrels per day. With these additions, the combined company has an opportunity to create significant value through increased reliability and an improved cost structure.

Rich?

Richard Lawrence Voliva

President, HollyFrontier Corp.

Okay. Turning to slide 13, Holly Energy Partners acquisition of Sinclair’s expansive network of crude and product assets provides an integrated system with connectivity to key crude hubs in the Rockies including Casper and Guernsey. Together, the combined company will operate 4,600 miles of pipeline and 19 terminals with over 20 million barrels of storage capacity.

HEP will also acquire stakes in three joint ventures serving crude production in the Powder River Basin and product distribution for Wyoming through Utah and Nevada. Consistent with HEP’s existing business, these assets will be supported by long-term minimum volume commitments representing 75% of the revenue generated. We expect this will translate to $70 million – to $80 million annually from this acquisition of EBITDA and grow HEP in a $400 million to $450 million in annual EBITDA.

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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

Let’s turn to financial aspects of these acquisitions. We expect to generate $100 million of run rate synergies within the first two years post-closing through a combination of commercial improvements, operating expense reductions and SG&A savings. On the commercial side, we expect to increase gross margin by $40 million through multiple opportunities such as the sale of legacy HollyFrontier refined product through the branded wholesale business, improvements in renewable diesel sales values and feedstock costs. From operating expense perspective, we anticipate another $40 million in cost savings primarily through the optimization of the combined company’s renewable diesel logistics and improvements from our procurement activities.

And finally, we also expect $20 million in traditional SG&A reductions associated with corporate savings. In addition to these run rate synergies, we expect to generate another $100 million to $200 million in onetime savings during the first two years from working capital benefits.

Turning to slide 15. Transactions is expected to be accretive for the company’s earnings, cash flow, and free cash flow within the first year. In a mid-cycle environment, total EBITDA for HF Sinclair is expected to be over $2.5 billion per year. And we anticipate after-tax free cash flow of approximately $1.5 billion per year. HollyFrontier’s credit profile will be enhanced as part of the combined company through reduced leverage, increased scale, and diversification of our businesses. Consistent with our history, we expect to maintain a strong balance sheet and investment grade credit rating.

Fueled by significant free cash flow generation, the combined company will be able to support a balanced approach to capital investment and cash return to shareholders.

To that end, slide 16, laid the HollyFrontier’s renewed commitments to returning capital to our shareholders. In the near term, as previously announced, we intend to reinstate the regular quarterly dividend of $0.35 per share no later than the second quarter of 2022. In the medium-term, we intend to return $1 billion of cash to our shareholders through regular dividends and share repurchases by the first quarter of 2023.

Over the next 18 months, this represents a cash return from [indiscernible] 00:17:44 15%. And returns increased from there. For 2023 and beyond, we intend to implement target payout ratio comprised both of dividends and share repurchase of 50% of adjusted net income. Bottom line, we are committing to substantial capital returns as we realize the benefits of our growth initiatives in renewables and the acquisitions of the Puget Sound Refinery and Sinclair Oil.

Turning to slide 17 and HEPs, the sustainable free cash flow we expect to generate by this transaction will support our deleveraging strategy while allowing for increasing unitholder returns. In the near term, we intend to reduce leverage and maintain our quarterly distribution of $0.35 per unit. Inclusive of the Sinclair acquisition in 2023, we expect to reach a leverage ratio of 3.5 times and increased distributions with a targeted coverage ratio of 1.5 times and maintaining the option to repurchase the units.

Longer term, 2024 and beyond, our goal is to maintain leverage below 3 times and increase the distribution with a target coverage ratio of 1.3 times, again, with the option to repurchase units. We expect that these increases to the quarterly distribution and optional unit repurchases will be funded through excess free cash flow.

Mike?

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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

Michael C. Jennings

Chief Executive Officer, President & Director, HollyFrontier Corp.

Yeah. Thanks. Looking ahead on slide 18, we’ve presented a roadmap to completion. The transaction has been approved unanimously by the Board of Directors of both companies and is subject to certain closing conditions including receipt of regulatory clearance, excuse me. We expect to close in mid-2022. And so I will now ask Rich to walk through the second quarter financial results for both HollyFrontier and Holly Energy Partners.

Richard Lawrence Voliva

President, HollyFrontier Corp.

Okay. Thank you, Mike. Details of our earnings are available in this morning’s press releases. HollyFrontier reported net income attributable to stockholders of $169 million or $1.03 per diluted share and adjusted net income of $143 million or $0.87 per diluted share for the second quarter. Reported consolidated EBITDA was $444 million and adjusted EBITDA was $335 million. Our strong second quarter results were driven by sequential improvements in refining margins in both the West and Mid-Continent regions, as well as strengthening base of our margins which are visible in the results from the rack back portion of HollyFrontier lubes and specialties as well as in the Tulsa Refinery.

In the second quarter of 2021, net cash provided by operations totaled $428 million. And at June 30, our cash balance stood at approximately $1.4 billion representing a bill of approximately $205 million in the quarter. For the third quarter of 2021, in our refining business we anticipate running between 380,000 and 400,000 barrels per day of crude oil. At HEP, we reported second quarter net income attributable to unit holders of $56 million or $0.53 per unit and reported EBITDA of $88 million all supported by continued improvement in crude and refined product demand within the markets we serve.

Distributable cash flow was $67 million for the quarter representing a 2% increase versus the same period last year. HEP announced a quarterly distribution of $0.35 per unit to be paid on

August 13, the unitholders of record on August 2.

With that, I’ll hand it back to Mike for some closing comments.

Michael C. Jennings

Chief Executive Officer, President & Director, HollyFrontier Corp.

Okay. Thanks for those details, Rich. The second quarter was financially and operationally very solid. Ending on slide 19, as we communicated today, we believe this transaction will drive value for all of our stakeholders. With more diversified and integrated revenues and with increased scale, this transaction is a win. Shareholders will benefit from the free cash flow synergies and accretion which will enable a balanced approach to investment and cash return to shareholders.

For customers and partners, we will extend the reach of our products and network of pipelines and storage facilities and for employees, this transaction adds a strong and talented workforce across all of our business segments. I’m confident that together we will capitalize on the many opportunities this combination with Sinclair will provide.

And with that, Loryn, we’re going to open the line for questions. Thank you.

8
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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

QUESTION AND ANSWER SECTION

Operator: The floor is now open to the questions. [Operator Instructions] Our first question comes from Ryan Todd from Piper Sandler. Ryan, your line is now open.

Ryan M. Todd	Q
Analyst, Piper Sandler & Co.

Great. Thanks. Good morning and congratulation, guys. Maybe can you just talk from, I guess a couple of high level strategic things on a deal. I mean after the timing of [indiscernible] 00:23:36 deal earlier this year, can you maybe talk about the timing of, you know, what’s now multiple kind of transformative transactions in a single year or what – how you view that the environment is kind of driven whether – whether it’s you know more willing sellers or more of an opportunistic outlook from you all. And how does this you know particularly this Sinclair deal could position you differently for an uncertain refining environment going forward versus how you – how you view yourselves previously?

A

Absolutely, Ryan. Thanks for being on the call. Listen, our company has taken on a major strategic shift in the past 18 months as we’ve worked to add renewable fuels to our mix and protect our feedstock economics to pretreatment, redouble our efforts to improve reliability and asset utilization at the refineries, increase our asset quality, and add a high value products market through investment in Puget Sound.

And now combining with Sinclair to add a really exceptional downstream branded marketing channel, increase production of renewables both on a relative and absolute basis, and increase our presence in the Rocky Mountain states. All very intentional while also adding a logistics network that knits this together. This is exceptionally transformative for us and I think it differentiates us from many other downstream businesses in the business that we have built here and in response to the environment that we’re now in.

So we think that HF Sinclair is going to be a great place to work and we’ll support the forward leaning capital return strategy that we’ve laid out alongside this deal. As your – as it pertains to your comment on the market and on asset availability,

What I’d say is this isn’t really responsive to willing sellers, but rather our desire to build the business in a manner that we think is going to be durable for the future.

Ryan M. Todd	Q
Analyst, Piper Sandler & Co.

Thanks, Mike. Maybe I’ll follow up on cash returns. I mean, you laid out kind of a near-term, midterm, and long-term strategy for capital allocation. Can you maybe talk a little bit about what metrics are going to drive the reinstatement of the dividend and the buyback? You mentioned the reinstatement of the dividend no later than the second quarter of 2022. What would allow you? Is there an environment that would allow you to reinstate that earlier? Depending on the environment, is there a risk that it could slip further and maybe the same kind of questions on the billion dollars of cash return and the outlook for the buyback, is there kind of an underlying cash flow in 2022 that support that expected buyback and how could that swing either way?

9
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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

Richard Lawrence Voliva	A
President, HollyFrontier Corp.

Hey Ryan. Morning. It’s Rich. So, with respect to the dividend, again, it will be reinstated no later than the second quarter of 2022 and we’re optimistic depending on the markets, to your point, that we can come back earlier than that. With respect to the buyback, absolutely. Look, we, as you can tell, expect to add a lot of cash flow in the next 6 to 12 months between renewables, Puget Sound, and then, Sinclair. And at the same time, obviously, our capital expenditures will be falling dramatically in 2022 versus 2021. So, free cash flow generation here is going to go up dramatically. And we intend to return that to the shareholder.

Ryan M. Todd	Q
Analyst, Piper Sandler & Co.

Great. Thanks, Rich.

Operator: Our next question comes from Theresa Chen from Barclays. Theresa, your line is now open.

Theresa Chen	Q
Analyst, Barclays Capital, Inc.

Good morning. Thank you for taking my questions. Maybe if I can just follow-up on the last question that Ryan asked about the macro environment that underlies your assumptions to get to, not just the target EBITDA and free cash flow, but also the capital allocation targets. What has to happen in terms of broad-based benchmark cracks, differentials capture, where your assumptions that underlie your expectation that you’ll be able to achieve these targets?

Richard Lawrence Voliva	A
President, HollyFrontier Corp.

Theresa, good morning. It’s Rich. They’re not – I would not call them terribly

Theresa Chen	Q
Analyst, Barclays Capital, Inc.

Good morning.

Richard Lawrence Voliva	A
President, HollyFrontier Corp.

...aspirational. Our internal estimates are not very dissimilar from consensus. You’re probably a touch lower. So really we just need the macro environment not to get worse. And again, we expect to generate a large amount of free cash over that scenario. I think if we’re better than that, it’ll be even better. But really, we’re not assuming some sort of dramatic recovery or anything exotic in order to get to these numbers.

A

Theresa, I think if you take the second quarter as an example, our business is in a very healthy state right now, really. All aspects of it are working well. We were looking forward to renewable diesel as you know. But the base business is solid despite what has been a punch in the gut from COVID where we’ve recovered pretty well. And it doesn’t take a big step forward in order to be able to meet these returns targets that we’re laying out.

10
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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

Theresa Chen	Q
Analyst, Barclays Capital, Inc.

Got it. And just in terms of the two refineries to be acquired in terms of the breakdown between WCS Rocky suite and other crudes, can you provide a percentage range of each?

A
Yes. The Casper refinery runs principally on Rockies sweet and that’s 30,000 barrels a day. Sinclair Otherwise rolling through refinery is more in the neighborhood of 30,000 barrels to 40,000 barrels a day of heavy with the remainder being sweet crudes.

Theresa Chen	Q
Analyst, Barclays Capital, Inc.

Thank you very much.

Operator: Our next question comes from Paul Cheng from Scotia Bank. Paul, your line is now open.

Paul Y. Cheng	Q
Analyst, Scotia Capital (USA), Inc.

Thank you. Hey, guys. Good morning.

A

Hi, Paul.

Paul Y. Cheng	Q
Analyst, Scotia Capital (USA), Inc.

Just wondering, Rich, can you provide – you gave a mid-cycle with a high expectation for refining larger [indiscernible] 00:30:29 renewable. Can you tell us, maybe get some hints that how those recycle number compare to the actual resell in the first half of this year or 2019? Is there any comparison that we can use?

A

So, Paul I think we’ve laid this out in some of our historic IRR materials and similar assumptions but really we’re looking at Gulf Coast cracks on a three to one basis of roughly $10 barrel. Historic cleaning [indiscernible] 00:31:03

Paul Y. Cheng	Q
Analyst, Scotia Capital (USA), Inc.

Doesn’t work [indiscernible] 00:31:05 right?

11
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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

A
Pardon, Paul?

Paul Y. Cheng	Q
Analyst, Scotia Capital (USA), Inc.

I think the Gulf Coast doesn’t really matter in here. It’s really, it’s more in the Rocky Mountain.

A
Right. So, you’re going to trade at premiums to the Gulf Coast but we do believe that the Gulf Coast sets the market at the end of the day. The marginal barrel. Obviously we have crude advantages across our fleet that we assume historic mid-cycle numbers on. And those product differentials that I mentioned Paul, we have seen those to be similar to history. Does that help?

Paul Y. Cheng	Q
Analyst, Scotia Capital (USA), Inc.

How about the on the marketing and the renewable?

A
So with respect to the marketing, Paul, this business looks very similar to what you see in publicly-traded companies that are out there now that do wholesale. You’ll typically see a few pennies a gallon of wholesale margin. There’s some money to be made from credit cards and brand – license branding as well. Very stable over time.

With respect to renewable, I think, as it gets to the broader question. Obviously, things are moving around dramatically and Mike made the point about pre-treatment. What we’ll see today really is that the economics are in your ability to process discounted feeds. Not so much in your ability to take high grade soybean oil and turn it into renewable diesel. We expect that that’ll move around over time. That’s why we were consistent not having that kind of feedback flexibility at the end of the day.

Paul Y. Cheng	Q
Analyst, Scotia Capital (USA), Inc.

Okay. And the second question. Can you share with us that how much is the RIN of the marketing business in January?

A

So, basically, I think, Paul Sinclair is long RINs. They are more or less balanced on D6 basis. And long D4 and via the renewable fuels business that they’ve got. So

12
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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

Paul Y. Cheng	Q
Analyst, Scotia Capital (USA), Inc.

Yes. Can you tell us

A
...pro forma transaction

Paul Y. Cheng	Q
Analyst, Scotia Capital (USA), Inc.

...how much exactly that they generate?

A

Well, I think probably the better answer here, Paul, is pro forma of the transaction, HollyFrontier or HF Sinclair, I should say – excuse me, will basically be balanced.

Paul Y. Cheng	Q
Analyst, Scotia Capital (USA), Inc.

And that’s including your own two renewable, your two renewable diesel plant, right, when you say your farmlands?

A
Yeah.

Paul Y. Cheng	Q
Analyst, Scotia Capital (USA), Inc.

And when you say farmlands, is it your farmlands on a total wind or your farmlands individually on D6 and individually on D4 and D5?

A

We’ll be balanced on our total rent, Paul

Paul Y. Cheng	Q
Analyst, Scotia Capital (USA), Inc.

And how about D6 specifically?

A

So, directionally, we’ll be short D6 and long D4 and in balance in aggregate.

13
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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

Paul Y. Cheng		Q
Analyst,	Scotia Capital (USA), Inc.
I see. Okay. Very good. All right. Will do. Thank you.

A

Thanks, Paul.

Operator: We now have a question from [indiscernible] 00:34:19 from [indiscernible] 00:34:20 Reseach. Paul, your line is now open.

Q

Good morning, all. Just if I could continue on the EBITDA questions. So, given that you’re saying that a midcycle would be about $1 billion of refining EBITDA for HFC. Based on the report you just made and what you said about the $10 crack on the Gulf Coast, it feels like we’re only about 20% below where we would be on your midcycle assumption. Can you just sort of run through some of the elements of that EBITDA and how much distance there is to travel if you want before we get to this $2.6 billion that you’ve talked about for the combined company? Thanks.

A

So, Paul, I think we flagged the $1 billion of refining EBITDA for legacy HollyFrontier, right? And this quarter, we printed about $210 million. So, to your point, we’re just a little off that. And directionally, if we just get a little more improvement in the jet fuel market, that probably bridges us home.<Q>: Yeah. I was sort of thinking more about the Sincliar breakdown.

A

Well, that’s going to be similar Paul. I think at the end of day, right, you had these together. They’re – these are all apples to apples assumptions across Puget Sound Legacy HollyFrontier and Sinclair.

Q

Yeah. Okay.

A

Beyond that, Paul. I think what you’re saying is

Q

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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

I guess. Got it.
A
I was going to say, what you’re seeing in the last couple of years in the Rocky’s is really ahead of mid-cycle earnings and margins. And so, to the extent that continues that, that puts wind in the sails.
Q
Great. Okay. And then, you know, a tough one for you guys is that, you’ve had some operational criticisms over the years, and you’ve had some issues with your renewable, the diesel project within, and as far as you’ve – it’s a bit behind, and behind time and over budget. What conviction can you give us that it’s the right thing for you to be taking on a much bigger footprint in the way that you are and that you’re going to be able to do that – the number one most important thing which is run, run the assets well and efficiently? And I know that’s a tough question to answer, but I have to ask it. Thanks.

Timothy Go	A
Executive Vice President & Chief Operating Officer, HollyFrontier Corp.

And, Paul, it’s a tough question. This is Tim. Let me try to start with this, and see if anyone would want to chime in. But, you know, we’ve been focused on the last year and a half really [indiscernible] 00:36:57 and to really trying to build our operating capability, grow it, we’ve been implementing operating discipline programs. We have an operation debt funds management system that we’ve implemented.

We’ve got a margin management process that we’ve laid out. We’ve been bringing in some additional resources to help shore up our existing capability, both on the turnaround side, on the personal safety side, mechanical integrity, overall operations leadership. We spent the last few years try to strengthen our internal capabilities to improve not just the refining operations, which I think you’re starting to see some of the fruits of that labor here even just in this last quarterly earnings update, but it’s going to serve as a foundation for us to be able to build on the Puget Sound and that would be Sinclair assets.

One thing I will tell you is, we’ve got familiarity with operating in the Rockies. We understand the crude markets.
We understand the product markets. We understand the operating environment for that. We have plenty of time, we believe, to plan and execute this integration. Keep in mind, the Puget Sound transaction, this gets anticipated to close here in the fourth quarter, which will give us plenty of time to continue to plan and integrate the acquisition of Sinclair, which we’re anticipating close in mid-2022. So we think we have time and we think we have the resources to be able to build and integrate this transaction.

Thomas G. Creery	A
President-HollyFrontier Refining & Marketing, HollyFrontier Corp.
Paul, this is Tom Creery. I’m [indiscernible] 00:38:38
Q
I’m delighted. Yes. Sorry.

15
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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

Thomas G. Creery	A
President-HollyFrontier Refining & Marketing, HollyFrontier Corp.

Sorry, go ahead.

Q

No, you go.

Thomas G. Creery	A
President-HollyFrontier Refining & Marketing, HollyFrontier Corp.

I was just going to say, this is Tom Creery. In terms of renewables, just a quick update on where we are since we last talked at the last earnings call, nothing has really changed. We’re still on track in terms of both cost and schedule. We had a long lead items have been ordered as have been the critical path items. Their schedule still looks good at this point in time. We’re heavily into the construction phase at all three locations. That being, the two RDU plants as well as the PTU in Artesia, things are going well, no manpower shortages or anything else.

And like I say, we are – we are on track as last reported.

A

Yeah. Paul, I would add that

Q

Yeah, I mean

A

execution as you highlight is absolutely critical and we’ve got it. With respect to renewable diesel, we took on a big project particularly during a time when it’s sometimes hard to get a pizza delivered. But we’re nearing the end of it. And we’re really excited about these projects and we think we can bring them on from here according to the schedule and budget that Tom’s laid out. So we feel like we’re in a good spot there.

Q

Yeah. And it feels like you can point to this result – this morning’s result and say you know things are operating well at the HollyFrontier level. Is that a – is that a statement you’d make? Is everything running the way you would want it right now?

A

Absolutely.

16
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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

A
Yes.
Q
Okay. Great. Thanks, guys.

Operator: We now have a question from Phil Gresh from JPMorgan. Phil, your line is now open.

Phil Gresh	Q
Analyst, JPMorgan Securities LLC

Yes good morning. You were talking on the Sinclair side that the refining EBITDA you think is operating, I think you said ahead of mid-cycle. I was wondering how you would characterize the performance in the renewable diesel business right now given that it does not have a pretreatment unit currently. And then if you could kind of walk through some of your assumptions to get to the $115 million of EBITDA there that we could think about as we try to model this?

Richard Lawrence Voliva	A
President, HollyFrontier Corp.

Hey, Phil. It’s Rich good morning. So given they just completed an expansion of their plant. Given that they do not have a pretreatment unit at the moment it’s been a little tough for the last six to 12 months. But again they’re doing the right thing here in investing in a pretreatment unit that we expect to be up and running before close.
So I think that’s essential to the assumptions that we’ve made here. Going forward, we’re expecting [indiscernible] 00:41:27 north of a $1 is what we’ve assumed. Blender’s tax credit, we now expect will probably be extended somewhat longer than 2022 but we do expect that to get phased out over time. And we kind of continue to expect LCFS credits to be higher in the long run.

Phil Gresh	Q
Analyst, JPMorgan Securities LLC

And do you have a rough feedstock mix for post-PTU?

A
There, we’ll be probably roughly 50/50, maybe a little higher on low CI feed versus high-grade bean oil.

Phil Gresh	Q
Analyst, JPMorgan Securities LLC

Okay. And so the $400 million of renewables EBITDA that are you saying that does or does not include some amount of blender’s tax credit?

17
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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

A
It does include some amount of blender’s tax rate, yes.

Phil Gresh	Q
Analyst, JPMorgan Securities LLC

Okay. Okay. And then Rich just on – I’m just kind of running free cash flow per share numbers of stand-alone
Holly versus the pro forma. It looks to be a little bit dilutive on free cash flow per share. So, I guess I’m just curious how you think about the valuation? Obviously, Sinclair is a different mix now on Holly. But just in general how do you think about the valuation paid and if you agree my comment?

A
So now Phil actually look, we expect frankly across all metrics, earnings per share, cash flow per share and free cash flow per share that will be accretive in the first year, call it to the tune of mid-single digits and that will increase dramatically over time as those synergies come in. So, now we’re expecting some substantial accretion across all the kind of conventional metrics you would look at.

Phil Gresh	Q
Analyst, JPMorgan Securities LLC

Right. Thank you.

A
Yeah.

Operator: Our next question comes from Manav Gupta from Credit Suisse. Manav, your line is now open.

Manav Gupta	Q
Analyst, Credit Suisse Securities (USA) LLC

Hey Rich and Mike. So, if we just look at the 2Q earnings, right, you are out-earning your bigger competitors and more diversified competitors. And so, if you think about it only on PE basis, there’s a massive dislocation in your stock price, right? I mean, you [indiscernible] 00:43:58-00:43:59 bigger period [ph] 60 and 70 00:44:02.
And so, things are actually working out very nicely for you. And from that perspective, you’re about to take all this transformation and of Puget Sound, renewable diesel, and Sinclair. I mean, if everything works out, your EBITDA could be $1.8 billion next year. But there is an execution risk here, there’s a lot of things which we’ll have to make sure [indiscernible] 00:44:24 right. And I’m just saying to I understand why push for so much change when you are actually doing so well on a standalone basis.

A

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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

Yeah. It’s a good conservative point, Manav. What I would say is that a good quarter doesn’t comprise a good strategy. And looking at the business environment that we see and foresee how we believe that the downstream integration into branded wholesale controlling more of the value chain and serving those customers on a branded basis really is going to help us out, both with our FS compliance and with gross margin generation.

So, we think that it’s a smart move. We also see the renewable diesel business as an important addition as we try to expand in that and have the opportunity to optimize and gain synergies across the two sets of plants.

And then, finally, adding Rocky Mountain’s exposure to us given our experience in that geography is a smart and high earning thing to do. So, I guess we could leave well enough alone. But we’re trying to build this you know for the 5 and 10 years forward not for the next 2 quarters.

Manav Gupta	Q
Analyst, Credit Suisse Securities (USA) LLC

My second question is you did see some CapEx escalation in renewable diesel last quarter. And again it’s still the same. But I’m trying to understand was there a design change made somewhere during the process that would allow you to use a lot more lower quality soybean oil versus the RBD. And did that make – that was – that’s one of the reasons your CapEx actually went up because if that is one of the cases that should be pretty positive because of the lower quality soybean oil is trading like $0.20 discounts to RBD. So, was that also a reason your

CapEx actually went up on the renewable diesel side last quarter?

Thomas G. Creery	A
President-HollyFrontier Refining & Marketing, HollyFrontier Corp.

Manav, you bring up an excellent point. It’s Tom Creery. Yes, we did make some scope changes as we went along to accommodate in the low CI feedstocks predominantly [indiscernible] 00:46:37 at the Cheyenne refinery, repurposed refinery, that is going to do a lot for us in terms of feedstock flexibility. And it also works well with our

PTU at Artesia as well. So, it reduces our dependence upon RBD or you know refined soybean oil. And we think it’s going to play out well and give us a great amount of flexibility as we move forward that we’ll be able to run a variety of feedstocks to get the maximum value of.

Manav Gupta	Q
Analyst, Credit Suisse Securities (USA) LLC

Congrats on the great quarter and look forward to the deal. Thank you.

A

Thank you, Manav.

A

Thanks, Manav.

Operator: We now have a question from Spiro Dounis from Credit Suisse. Spiro, your line is now open.

19
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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

Spiro Dounis	Q

Thank you. Good morning, guys. First question just on the strategy for HEP. Can you talk a little bit more about some of the integration and synergy opportunities for these assets at the HEP level? Curious about $70 million to $80 million EBITDA contemplates any synergies. I mean if you could, Rich, just maybe expand on what these assets provide more opportunities for growth versus some of your legacy assets there. Thanks.

A

Sure, Spiro. Good morning. Look, it’s a very complementary set of assets both in the sense of culture and the way we operate being based around steady refinery customers, as well as in the sense of a cultural fit. So, we’re really excited to welcome some new colleagues here. I think to your point about growth, look I think we’re going to have achieved some real scale at a corporate level and in certain markets where we’ll be able to – I think, we’ll find organic opportunities that we’ve not had historically particularly on the crude gathering side. So, we’re look – really looking forward to be able to grow going forward here.

To your question, does that assume a little bit of synergy, a few million dollars a year, it’s not going to be a huge number on the HEP side.

Spiro Dounis	Q

Got it. That’s a couple of – Rich, thanks. Second question just around the capital allocation outlook once again for

HEP. The reduction in net coverage ratio seems to imply pretty healthy kind of double-digit distribution growth. I just want to make sure I don’t miss anything. I’m sort of reading that right. If you could just maybe talk about mechanics of reaching that goal. And then, I guess, how much if any [indiscernible] 00:49:06 sound asset dropdowns are contemplated in that outlook, if at all?

A

Yes. So here, you were correct in where your math is getting you on a growth rate basis. I think we will probably phase into that. I don’t think it’ll be step change. There is not any Puget Sound embedded in that. And it’s probably worth highlighting here on the Sinclair transportation side maintenance capital here is very low. It’s consistent with what you see in HEP today and a $5 million-ish range. So that EBITDA is going to flow right through the cash flow per share and distributable cash flow.

Spiro Dounis	Q

Perfect. That’s all I had. Thanks, guys. Congrats.

A

Thanks, Spiro.

20
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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

A

Thanks, Spiro.

Operator: We now have a question from Doug Leggate from Bank of America. Doug, your line is now open.

Kalei Akamine	Q
Analyst, Bank of America Merrill Lynch

Hey, good morning, guys. It’s Kalei on for Doug. Just a couple questions for me. So, firstly, I don’t think anyone would argue the strategic logic of building skill in the Rockies. But wondering if you guys see any FTC issues on the concentration of assets?

A

You know, we expect to have this transaction reviewed thoroughly by the FTC. We believe that it’s a good transaction for our customers, marketers, employees and the communities we serve. And we don’t see it as reducing competition. So, you know, that’s kind of where we are at this point.

Kalei Akamine	Q
Analyst, Bank of America Merrill Lynch

Got it. Second question. Just can you remind us on the breakdown of the synergies? And I’m wondering how conservative you’re being given the concentration of the purchasing power and the operation overlap? It’s very robust.

A

Sure. I’ll give you a little more detail there, Kalei. So, again, we still have $40 million on the gross margin side,and by way of example, we see plenty of opportunity on the renewable side sourcing lower cost feeds, using our scale in that space. Well, the ability to consolidate transportation really which is obviously a big deal in renewable space.

A

In the operating expense side, again, we see some opportunities on renewables. There is also a tremendous opportunity here in procurement. Our procurement organization delivered a lot of value to us in the last five years.

And we’ll be able to realize some real opportunities with Sinclair from that group. And again as mentioned, G&A, we’re comfortable that we can obtain $20 million there so these feel like very comfortable run rate synergies for us.

Kalei Akamine	Q
Analyst, Bank of America Merrill Lynch

Got it. And last one if I can just sneak it in. Are there any tax considerations from net operating losses for HF Sinclair?

21
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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

A
No.

Kalei Akamine	Q
Analyst, Bank of America Merrill Lynch

Okay. Thank you.

Operator: Our next question comes from [ph] Michael Bloom 00:52:17 from Wells Fargo. Michael, your line is now open.

Q

Thank you for taking my questions. Just two follow-ups on HEP. One, is there any growth or maintenance CapEx associated with the acquired assets from Sinclair. That was the first question.

A

So, Mike I think there’s going to be roughly $5 million here in maintenance capital on these assets. There is the opportunity for growth capital particularly with the Powder Flats joint venture but that’s going to be driven by rig count and well growth in that area.

Q

Okay. Great. And then just to clarify on the sequence of distribution growth and leverage. Is theplan going to be to first, get to 3x leverage and then start pushing towards from 1.5x to 1.3x on the coverage or do you anticipate that these things will sort of happen simultaneously?

A

So I think these things will happen simultaneously, Michael. We want to work our way into this. Again, I don’t expect a stairstep change here.

Q

Great. Thank you very much.

A

Thank you.

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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

Operator: We now have a question from Jeremy Tonet from JPMorgan. Jeremy, please, go ahead.

Jeremy Tonet	Q

Hi. Good morning.

A

Good morning, Jeremy.

A

Hi.

Jeremy Tonet	Q

Just wanted to follow – just want to follow up on that from the HEP perspective here with regards to accretion because the transaction terms and EBITDA level looks fairly similar maybe to where have trade that. And so, just wondering if you could dive in a little bit more on what goes into the accretion at the HEP level in this transaction and maybe timing of achieving that accretion?

A

Yeah, Jeremy. So, directionally correct, so we’ll be using marginally more leverage at the HEP side which helps. And then, in consistent with what I mentioned earlier, we talked about very low maintenance capital on these assets. So this will really flow through on a cash flow per share basis.

Jeremy Tonet	Q

Got it. That’s really just leverage here is how we should think about that it?

A

That and then again, we’re not going to need to add any G&A. So we’ll get some operating leverage there.

Jeremy Tonet	Q

Got it. I’ll leave it there. Thank you.

Operator: Our next question comes from Jason Gabelman from Cowen. Jason, please, go ahead.

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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

Jason Gabelman	Q
Analyst, Cowen and Company, LLC

Yeah. Thanks for taking my questions. First one I’m going to ask on HFC just understanding the debt and buyback outlook for the next couple of years. Can you just provide what the debt to EBITDA target is once the acquisition closes, where you want to get that number to? And is the intention on the buyback to offset the shares issued over some period of time, maybe the next couple years or further out, just any color on that?

And then just going back to the strategic rationale on the deal, you mentioned you wanted to create a more durable business. Do you see the need to do anything else to get the business in a place that you wanted; or following the Sinclair acquisition, do you now think HFC post-Sinclair is in a position to be durable over the next 5 to 10 years?

A

Hey, Jason. I’ll answer the third question first and then Rich will hit the financial metrics and the leverage, okay? Do we need to do anything else to get there? The short answer is no. We’ve obviously got a lot on our plate. We’ve emphasized execution as being critical and we’re really excited about what we have. This business model is, as it comes together, going to, to our mind, be a launch pad. But we’re very satisfied to integrate it and run it and basically optimize it for the next period of time and focus on cash returns.

Richard Lawrence Voliva	A
President, HollyFrontier Corp.

Jason, on your financial questions, with respect to leverage targets, I wouldn’t say we have a target per se. We do expect the closing to be right around 1.5 times consolidated net debt to EBITDA and we do expect and then foresee this [indiscernible] 00:57:09 net down going forward clearly well within the range of an investment grade balance sheet.

With respect to your question on repurchases, yes, absolutely. We would expect to be in the market. We do expect that the Sinclair Oil shareholders will be sellers over time. And we look forward to being able to participate in the market when they’re selling.

Operator: Our next question comes from Roger Read from Wells Fargo. Roger, please go ahead.
Roger Read	Q

Yeah. Good morning. I just wanted to catch up on a couple of items. One, getting back to the question on the kind of mid-cycle what your expectations are for the various crude [indiscernible] 00:58:06 and predominantly I guess Brent TI or [indiscernible] 00:58:11 in WCS?

And then my other question is on the CapEx side, you give I believe $590 million consolidated CapEx. And is that just a maintenance level or what else is included in there, any kind of a breakdown by segments of the company as we look at refining, renewable and [indiscernible] 00:58:34 business?

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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

A

Hey, Roger. So, on the crude [indiscernible] 00:58:39 assumptions that are embedded in there is consistent with what we’ve shown previously. BRENT TI debt of $3 to $4 a barrel. Really we expect no middle and differential for the foreseeable future and at WCF differential with these kind of crude prices in the low to mid-teens.

With respect to CapEx that is a maintenance capital number that you see and it’s like, again, it’s a mid-cycle number, freely admitting that there is no actual mid-cycle year and in capital spending. As you can imagine, the lion’s share of that is in the refineries and is in turnaround. So, there will be volatility around that [indiscernible] 00:59:19.

Roger Read	Q

Okay. Thanks for that, Rich. And then one other kind of modeling type of question. As we look at the renewable diesel in your assumption kind of a mid-cycle, you mentioned, well, I’m sorry, you mentioned, but it was mentioned on the call, possible extension of the BTC for a period of time. What sort of the – you know, you were on the math, are you assuming a $0.50, are you assuming stays at $1.25 a gallon, I’m just curious what you’re using for your analysis?

A

Well, we can’t [indiscernible] 00:59:55 what we – what we used in our analysis is that we expected the BTC to continue on unchanged through 2022, and then ratchet down over the next five years at, you know, $0.75, $0.50,

$0.25 and then $0. That’s the way that we modeled it in absence of any firm information, just given at this point in time. So, that’s what we used.
Roger Read	Q
No. That’s fine with me. I’m just curious what, what you were using. Thank you.
A
Yeah.
Operator: We now have a follow up question from Paul Cheng from Scotiabank. Paul your line is now open.
Paul Y. Cheng	Q
Analyst, Scotia Capital (USA), Inc.
Hi. Thank you. Hey, guys, maybe I missed it. Did you say how long is the lockup?
A

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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

So, Paul, the lockup is going to be, it worked through in phases over a 15-month period, basically the first quarter of the stock will be unlocked at closing. And then there’ll be a quarter unlocked, the 6-month mark, the 12-month mark and the 15-month mark.

Paul Y. Cheng	Q
Analyst, Scotia Capital (USA), Inc.
Okay. So you have 25% every three months’ time lock.

A

Every six months or so.

Q

Okay. Every six months. So 25% and not every six months?

A

Yeah. So at close, at six months, at 12 months, and then the last one a little shorter at 15 months.

Paul Y. Cheng	Q
Analyst, Scotia Capital (USA), Inc.

I see. Okay. Sorry. So, the six months, 12 months, and then 15 months. All right. On the – on page 15, on the

CapEx for the Sinclair CapEx of $175 million. I think, Rich, you mentioned that logistics is $5 million. Renewable can’t be that high. Probably it’s only like $20 million, $25 million and marketing since its brand marketing is wholesale so it’s probably not more than $5 million, $10 million.

So it seems to suggest that the refining maybe above $130 million to $145 million that kind of range. That seems really high. Is my math have done something wrong?

A

No, I think, Paul, the margin the capital numbers in marketing are probably going to be a little higher than you’re saying and the renewables are probably going to be a little higher than you’re saying. But yes I think to be honest we’ve been pretty conservative with the capital on our refining side.

Paul Y. Cheng	Q
Analyst, Scotia Capital (USA), Inc.

Yeah. Because I mean that it’s 120,000 barrels per day and 25,000 barrels per day in total capacity. So one would have thought the CapEx there for maintenance should not be more than say $19 million or so. So I’m a bit surprised that. So you think that that number could potentially be conservative?

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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

A

Yes. Yeah. [ph] Paul 01:03:01, as you heard from Tim, we’re laser-focused on execution and asset reliability. And we want to ensure that we have sufficient capital in our modeling and in our planning to be able to deliver those results. So, yes, it’s conservative. But for now, it’s intentional until we really get in and understand more about what we’re going to want to do to help to achieve higher reliability across the system.

Paul Y. Cheng	Q
Analyst, Scotia Capital (USA), Inc.

Yeah. That’s totally fine. I just want to make sure that it’s not some things related to the [indiscernible] 01:03:40 dilutions of those two facilities and as such that their maintenance CapEx will be much higher only to they will go off capacity [indiscernible] 01:03:51 at this asset in the US. So, that’s the

A

Yeah. That’s a fair question, [ph] Paul 01:03:57. That’s a fair question and the answer is no. It’s our own conservatism to ensure that we can deliver on our promises.

Timothy Go	A

Executive Vice President & Chief Operating Officer, HollyFrontier Corp.

Yeah. And in fact, [ph] Paul 01:04:06, I would just – This is Tim. I would just chime in that Sinclair has just completed investing $1 billion in capital in their two refineries over the last several years as a way to modernize and improve their infrastructure. So, these are not undercapitalized facilities that we’re taking on here.

Paul Y. Cheng	Q

Analyst, Scotia Capital (USA), Inc.

And is there outstanding or pending environmental, the emission, [indiscernible] 01:04:36-01:04:38 spending that they need to expand on those two facilities also for the next five years

A

[ph] Paul 01:04:47 normal

[indiscernible] (01:04:47-01:04:51)

A

environmental regulations and our our desire to exceed those continues to grow and so

I would say it’s normal spending as we try to improve our environmental footprint and reduce emissions.

Paul Y. Cheng	Q

Analyst, Scotia Capital (USA), Inc.

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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

Okay. Great. Thank you.

A

Thank you, Paul.

Operator: Our next question comes from Neil Mehta from Goldman Sachs. Neil, your line is now open.

Q

Hi. Good morning. This is [ph] Carly 01:05:23 on for Neil. Thanks for taking the questions. Just a quick one kind of on the quarter. Base oil margins continue to be robust here and [indiscernible] HFLSP 01:05:33 results were strong relative to history in the quarter. So, can you just talk about your views on the base oil margins in the back half and just what you’re seeing around base oil supply/demand in real time?

Bruce A. Lerner	A
President-HollyFrontier Lubricants & Specialties, HollyFrontier Corp.

Sure. This is Bruce speaking. So, we see the environment continuing the way it is through the balance of the year. On forward forecast, indicates that and base oil supply in general, on a global as well as domestic basis, remains pretty tight particularly in group III and group I [indiscernible] 01:06:07 a little more balance, but still favorable. So, we would look for the same continuation of metrics that we’ve been seeing.

Q

Great. That’s helpful. Thank you. And then, just a follow-up around the capital returns point. So, Holly has been known over the years for special dividends and a strong return of capital. So you mentioned the regular dividend reinstatement and the buybacks, but just curious if there would be any other means of capital returns that you would consider over time in addition?

A

No. [ph] Carly 01:06:39, those would really be the two we’ll focus on. We look at the dividend has the stable source of capital return and treat the buyback as the variable. Obviously, we’ll have a more stable business going forward. But we’ll still have volatility in our cash flows.

Q

Great. Thank you.

Operator: There were no further questions. So, I’ll now hand you back over to Craig for any closing remarks.

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HollyFrontier Corp. (HFC)
Q2 2021 Earnings Call - Acquisition of Sinclair Oil Corporation and Sinclair	Raw Transcript
Transportation Company	03-Aug-2021

Craig Biery

Vice President-Investor Relations, HollyFrontier Corp.

Thanks so much, Loryn. And thank you all for joining us. Obviously, we’re really excited about this transaction. We think it’s incredibly strategic and transformative for our company as we step into an integrated downstream business centered around the DINO brand, which has been built through time to one of the most recognizable petroleum brands in the country. And important enough that we’re willing to take its name. So, this is big for us. The renewable diesel business that is that Sinclair has and has built is also going to add incredibly to what we have going on in that space.

And finally, the earnings engine of petroleum refining and what those people do every day to supply their customers is going to fit well within our system. It’s in prudent product markets that we understand and we’re really looking forward to it. And all of this really comes together and could drive two things; one is an opportunity for our employees to have long and stable and productive careers, and the second is for our investors to enjoy high cash returns from a company that’s intent on doing the right thing.

So, thank you so much for your support and your participation today. And we’ll look forward to talking to you next quarter.

Operator: Thank you. This concludes today’s conference call. Please disconnect your lines and have a wonderful day.

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